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                                                                    Exhibit 23.1
                                                                    ------------


                            HINES HORTICULTURE, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated March 26, 2003 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Orange County, California
April 10, 2003